UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 3, 2014


                           COMPETITIVE COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


          333-76630                                      65-1146821
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

            19206 HUEBNER ROAD, SUITE 202, SAN ANTONIO, TEXAS 78258
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               (Address of principal executive offices) (Zip Code)

                                 (210) 233-8980
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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SECTION 7. REGULATION FD
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         ITEM 7.01.  REGULATION FD DISCLOSURE

         Competitive   Companies,   Inc.,  a  Nevada  corporation   ("CCI")  has
determined to reschedule final testing of the LPN-16 at Southwest Research Institute from October 2014 to early December 2014.

         Our subsidiary, Wytec International, Inc., a Nevada corporation ("WII") plans to commence a private placement of 5,000,000 units (the "Units"), each Unit consisting of one share of Series B Preferred Stock and one common stock purchase warrant (the "Warrants"), pursuant to Rule 506(c) of Regulation D of the Securities Act of 1933, as amended (the "Act"). Each share of Series B Preferred Stock is convertible at the option of the holder at any time after issuance into one share of common stock and will automatically convert into one share of common stock at a conversion rate equal to the lesser of $3.00 per share or 75% of the average closing price of WII's common stock as quoted on the public securities trading market on which WII's common stock is then traded with the highest volume, for ten (10) consecutive trading days immediately after the first day of public trading of WII's common stock if (a) our common stock commences public trading on the NASDAQ Capital Market or better or (b) five years after the date of issuance of the Series B Preferred Stock. The exercise price of the Warrants is $3.00 per share.

         This Report does not constitute an offer to sell or a solicitation to buy a security. Any offer to sell or a solicitation to buy a security from WII is made only by the complete Confidential Private Placement Memorandum ("CPPM") covering WII's Units in the private placement, including the risk factors described in the CPPM.

         The securities WII plans to offer in the CPPM have not been registered under the Act, or any state securities laws. No Units may be resold, assigned, or otherwise transferred unless a registration statement under the Act is in effect, or WII has received evidence satisfactory to it that such transfer does not involve a transaction requiring registration under the Act and is in compliance with the Act.

         This Report may contain forward-looking statements regarding future events or our expected future results that are subject to inherent risks and uncertainties. All statements in this Report other than statements of historical facts are forward looking statements. Forward looking statements are generally accompanied by terms or phrases such as "estimate," "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may," or other words and similar expressions that convey the uncertainty of future events or results. Statements contemplating or making assumptions regarding actual or potential sales, market size and demand, prospective business contracts, customer orders, trends or operating results also constitute forward looking statements. Our actual results may differ substantially from those indicated in forward looking statements because our business is subject to significant economic, competitive, regulatory, business, and industry risks which are difficult to predict and many of which are beyond our control. Our operating results, financial condition and business performance may be adversely affected by a general decline in the economy, unavailability of capital or financing, competition, changes in regulations, a lack of profitability, a decline in our stock price, and other risks. We may not have adequate capital, financing, or cash flow to sustain our business or implement our business plans. Current results and trends are not necessarily indicative of future results that we may achieve.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           COMPETITIVE COMPANIES, INC.
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                                  (Registrant)

Date: October 6, 2014


                           /s/ William H. Gray
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                           William H. Gray, Chief Executive Officer




































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